Exhibit 32.1

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Abington Bancorp, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2007, (the “Report”) as filed with the Securities and Exchange Commission, I, Robert W. White, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert W. White
Robert W. White
Chairman, President and
Chief Executive Officer
November 14, 2007

A signed original of this written statement required by Section 906 of the Sarbanes–Oxley Act has been provided to Abington Bancorp, Inc. and will be retained by Abington Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.